ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

Supplement, dated February 1, 2010, to the
Prospectuses Dated May 1, 2009 for
Putnam Allstate Advisor Variable Annuity

This supplement amends certain disclosure contained in the above-referenced prospectuses for certain variable annuity contracts issued by Allstate Life Insurance Company.

Effective February 1, 2010, the name of the Putnam VT International Growth and Income Fund will be changed to Putnam VT International Value Fund.

Effective February 1, 2010, the name of the Putnam VT International New Opportunities Fund will be changed to Putnam VT International Growth Fund.

Please keep this supplement for future reference together with your prospectus.